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                             GT GLOBAL INCOME FUNDS

 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 29, 1996, AS REVISED OCTOBER 31, 1996

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WITH  RESPECT TO GT GLOBAL GOVERNMENT INCOME FUND AND GT GLOBAL STRATEGIC INCOME
FUND, THE FOLLOWING REVISES AND SUPERSEDES THE DISCUSSION UNDER "MANAGEMENT":

Cheng-Hock Lau has been named a Portfolio Manager for the GT Global Government Income Fund ("Government Income Fund") as of December 1996. Mr. Lau has been Chief Investment Officer for Developed Market Debt for Chancellor LGT Asset Management, Inc. (the "Manager") since November 1996, and was a Senior Portfolio Manager for global/international fixed income for the Manager from July 1995 to November 1996. Prior thereto, Mr. Lau was a Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International from 1993 to 1995, and Vice President at Bankers Trust Company from 1991 to 1993. Robert Allen remains the other Portfolio Manager of the Government Income Fund. John W. Geissinger and David B. Hughes will be named additional Portfolio Managers for Government Income Fund on January 2, 1997. Mr. Geissinger has been a Senior Portfolio Manager and Head of the Investment Grade Fixed Income Group for the Manager since 1993. Mr. Geissinger was a Portfolio Manager at the Putnam
Companies from 1987 until 1993. Mr. Hughes has been an Assistant Portfolio Manager of the Manager since 1995. Prior thereto, Mr. Hughes was an Assistant Vice President at Fiduciary Trust Company International from 1994 to 1995, and a member of the Global Fixed Income Division of Bankers Trust Company from 1991 to 1994.

Cheng-Hock Lau has been named a Portfolio Manager for GT Global Strategic Income Fund ("Strategic Income Fund") as of December 1996. Simon Nocera remains the other Portfolio Manager of the Strategic Income Fund.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc., and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Messrs. Lau, Geissinger and Hughes were employees only of Chancellor Capital.

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INCST612005.5M                                                 December 20, 1996